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                                                          Exhibit (c)(2)

                                EMPLOYMENT AGREEMENT


AGREEMENT made this 3rd day of June, 1995, by and between DELAWARE OTSEGO CORPORATION, a New York corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and WALTER G. RICH, an individual, residing at 122 Main Street, Franklin, NY 13775 (hereinafter called "Employee").

                                W I T N E S S E T H :

     WHEREAS, Employee currently serves as President, Chief Executive Officer and Director of Employer; and

     WHEREAS, Employer acknowledges and recognizes the value of Employee's services and deems it necessary and desirable to retain Employee's full-time services for the period set forth herein; and

     WHEREAS, both Employee and Employer desire to embody the terms and conditions of Employee's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral; and

     WHEREAS, the employment, the duration thereof, the compensation to be paid to Employee, and the other terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors at a meeting held on the 3rd day of June, 1995.

     NOW, THEREFORE, the parties hereto agree as follows:

     FIRST: TERM:
     Employer does hereby employ Employee as its President and Chief Executive Officer for an initial term of five (5) years commencing on the date hereof.
The Employer shall have the option to renew this Agreement and extend
Employee's employment upon the same terms and provisions as are contained herein except as to compensation for an additional period of five (5) years. The minimum compensation to be paid to Employee during such renewal term shall be an amount mutually agreeable to the Employer and Employee. The Employer shall give to Employee written notice of its election to renew this Agreement at least six (6) months prior to expiration of the initial term.

     SECOND: COMPENSATION:
     Employer shall pay to Employee for services to be rendered hereunder compensation at a minimum rate of $187,000.00 per annum during the initial term hereof, payable in weekly installments or on such other basis as may be agreed upon. Employee's compensation



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shall be reviewed from time to time by the Board of Directors of Employer or an appropriate committee thereof, after which such compensation may be increased in such amount as may be determined by such Board or committee, as the case may be, in its sole discretion. Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

        THIRD: OTHER BENEFITS:
        Employee will be provided continued coverage at not less than current levels under all Employer's life insurance, health, hospitalization, dental and Major Medical plans. Employee shall also be provided an automobile suitable and appropriate to his position with Employer.

        FOURTH: DUTIES AND SERVICES:
        Employee is engaged as President and Chief Executive Officer of Employer during the term hereof. Employer will use its best efforts and powers to sustain and continue Employee's election as Director and his designation as President and Chief Executive Officer; and Employee will serve in such capacity or capacities for Employer, and will serve in such other capacities for any controlled affiliate of Employer to which he may be elected or appointed from time to time. Employee shall devote his full time, attention and efforts to the business and affairs of Employer, except during usual vacation periods and reasonable periods of illness or incapacity, and shall perform his duties faithfully, diligently and to the best of his ability. Subject to Paragraph SEVENTH, nothing contained herein shall be construed to prevent Employee; (1) from acting as a member of the Board of Directors of any other corporation and from receiving compensation therefor; (2) from making investments of any character in any business; or (3) from otherwise engaging in other business activities, provided in each cash, however, that such service as a director, investments, or any business activities do not interfere substantially with the performance of Employee's duties hereunder. If Employee is not elected as Director or designated as President and Chief Executive Officer of Employer, or is removed from either of such positions, in each case without cause and without his approval, such failure to elect or designate or such removal shall constitute a default hereunder on the part of Employer and Employee shall continue to be compensated as provided in Paragraph SECOND hereof, as the case may be, but from and after any such default (1) Employee's employment shall, nevertheless, continue in accordance with the terms and provisions of this Agreement and as a consultant to the Employer, (2) Employee shall thereupon be obligated to perform consulting services for the Employer at the Employer's offices in Cooperstown, New York for a maximum, of four (4) days during each calendar month, and (3) Employee shall not be restricted in performing services elsewhere for other parties. In such event, Employee shall also receive service credit under any retirement or pension plan of

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Employer than in effect as if Employee had continued to render uninterrupted services for the remainder of the term of this Agreement. For the purpose of this Paragraph, a substantial reduction in Employee's authority, powers or duties shall constitute removal from his position.

        FIFTH: EXPENSES:
        The Employer shall arrange for the payment of expenses incurred by Employee in furtherance of or in connection with the business of the Employer, including but not limited to all traveling expenses and all entertainment expenses (whether incurred at Employee's residence, while traveling, or otherwise). If any such expenses are paid in the first instance by Employee, the Employer will arrange for his reimbursement therefor. The Employer recognizes that, in the performance of his duties. Employee may be required to entertain various persons and representatives of organizations with whom the Employer has or would like to have business relationships. The Employer will arrange for the reimbursement of Employee upon presentation of expense vouchers for any such expenses which are adaptable to the usual accounting procedures established by the Employer.

        SIXTH:  WORKING FACILITIES:
        Employee shall be furnished with a private office in Cooperstown, New York and a secretary and such other facilities and services suitable to his positions and adequate to his needs for the performance of his duties including, without limitation, suitable transportation at least equal to that which Employee currently receives from Employer. Employee shall, on a monthly basis, furnish Employer with itemized information in conformity with its usual accounting procedures concerning his personal use of any such facilities or services and shall reimburse Employer for such personal use at rates prescribed by it.

        SEVENTH:  CONFIDENTIAL INFORMATION:
        Employee shall not, during or subsequent to his employment hereunder, divulge, furnish or make accessible to anyone (otherwise than in the regular course of the business of Employer) any knowledge or information, techniques, plans, trade or business secrets or confidential information relating to the business of Employer or with respect to any other confidential or secret aspect of the business of Employer, nor shall Employee make any use of the same for his own purposes or for the benefit of anyone under any circumstances; provided that, after the term of his employment, these restrictions shall not apply to such knowledge, techniques, plans, trade or business secrets or confidential information which is then in, or subsequently becomes part of, the public domain, except because of disclosure by Employee without Employer's consent.

        It is the desire of the parties that the provisions of this Paragraph be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of this Paragraph be adjudicated as invalid or unenforceable, this Paragraph shall be deemed amended to delete


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therefrom such portion so adjudicated, such deletion to apply only with respect to the operation of this Paragraph in the particular jurisdiction so adjudicating. If there be a breach or threatened breach of this Paragraph, Employer shall be entitled to an injunction restraining Employee from such breach, but nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. The provisions of this paragraph SEVENTH shall survive the termination or expiration of this Agreement.

        EIGHTH:  DISABILITY:
        If (1) Employee shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who may be Employee's personal physician) to be permanent or (2) Employee is unable to render full-time services to the Employer of the character required hereunder for services to the Employer of the character required hereunder for a period of six (6) consecutive months by reason of illness, disability or incapacity and the Board of Directors of the Employer and if the Company determines that Employee has been permanently disabled, then and in either of such events, Employee will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the directors and officers of the Employer and he shall receive his annual compensation for the balance of the term of this Agreement in such installments as he shall then be currently receiving. Compensation during any period of disability shall be adjusted for reimbursement from any disability insurance paid for by Employer.

        NINTH:    DEATH:
        In the event of Employee's death during the term of this Agreement, the Employer shall pay to Employee's designated beneficiary or beneficiaries, or, in default of such designation, to his estate, the annual salary due for the balance of the Agreement prorated for any partial year thereof and payable in a lump sum within ninety (90) days from the date of his death.

        TENTH:    EARLY TERMINATION:
        This Agreement may be terminated prior to the end of the Term provided in paragraph FIRST under and subject to the following conditions:

        a) Employee shall have the right to terminate this Agreement during the Term by giving thirty (30) days advance written notice. Upon the expiration of such notice period, Employee shall not be entitled to any further compensation hereunder.

        b) In the event of any change in control of Employer from and after the date hereof, either Employer or Employee may, at his/its independent election, such election to be evidenced by written notice, terminate this Agreement. Effective upon the giving of such notice, regardless of which party elects to give such notice, Employer shall pay to Employee a sum equal to Employee's then

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current annual salary multiplied by the years (including fractional years)
remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings. As used in this Paragraph THIRD, "change in control" means (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no change in control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities, or (ii) the sale of all or a substantial portion of the productive assets of Employer. For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

        c) Employer may terminate this Agreement at any time without cause by giving thirty (30) days advance written notice to Employee. Effective upon the giving of such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings.

        d) Employer may terminate this Agreement at any time for cause. For purposes of this Agreement, "cause" shall include any one or more of the following:

                1. A material breach of any covenant, provision or condition of this Agreement by Employee.

                2. Commission by Employee of a felony or a crime involving moral turpitude.

                3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

        ELEVENTH:  NOTICE:
Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated.

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subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

        TWELFTH:  WAIVER OF BREACH:
A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

        THIRTEENTH:  ENTIRE AGREEMENT:
This Agreement contains the entire understanding and agreement between the parties and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

        FOURTEENTH:  SUCCESSORS AND ASSIGNS:
This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

        FIFTEENTH:  GOVERNING LAW:
This Agreement shall be governed by the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.


                                        DELAWARE OTSEGO CORPORATION

                                        /s/ EVERETT A. GILMOUR
                                        -----------------------------
                                        Everett A. Gilmour
                                        Chairman of the Board


                                        /s/ WALTER G. RICH
                                        -----------------------------
                                        Walter G. Rich
                                        Chief Executive Officer


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                          RIDER TO EMPLOYMENT AGREEMENT



This Rider to Employment Contract (hereinafter "this Rider") is entered into as of July 14, 1997 by and between Walter G. Rich , (hereafter "Employee") and DELAWARE OTSEGO CORPORATION (hereafter "Employer").

WHEREAS, Employer and Employee entered into an Employment Agreement dated June 3, 1995 (hereinafter the "Employment Agreement"); and

WHEREAS, Employer and Employee, after receiving certain advice regarding the income tax treatment of certain payments that Employee may be entitled to receive under the Employment Agreement, wish to enter into this Rider for their mutual benefit;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, covenant and agree as follows:

 1. In the event of a termination of the Employment Agreement pursuant to the provisions of Section NINTH (b) or (c) upon or as a result of a change in control of Employer then, notwithstanding any inconsistent provisions of the Employment Agreement to the contrary, the amount to be paid to Employee by Employer shall be equal to 2.99 times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Employee during any calendar year in each of the three calendar years immediately prior to the change in control. In addition,

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the Employer shall continue to provide the Employee for a period of 2.99 years after such termination with health, hospitalization and medical insurance as were provided at the time of the termination, at the Employer's expense. In making such payment, Employer shall cooperate with Employee, at Employee's election, in deferring payment of part or all of such sum over a period of three calendar years.

2. Notwithstanding the foregoing, prior to the payment of any amount payable as set forth above, the certified public accountants of the Employer immediately prior to the change in control, (the "Certified Public Accountants") shall determine as promptly as practical and in any event within 20 business days following such termination the deductibility of any payment or distribution by the Employer to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of the Employment Agreement, this Rider or otherwise) (the "Agreement Payments") by the Employer for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Certified Public Accountants will determine the amount, if any, that the Agreement Payments shall be increased or decreased to maximize the aggregate present value of Agreement Payments without causing any portion of such Agreement Payments to be nondeductible by the Employer because of said Section 280G of the Code.

3. If under paragraph 2 of this Rider the Certified Public Accountants determine that any adjustment to the Agreement Payments is required, the Employer shall promptly give the Employee notice to that effect and a copy of the detailed calculation thereof , together with a statement showing which and how much of the Agreement Payments shall be adjusted.


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4. As a result of the uncertainty in the application of Section 280G of the
Code, it is possible that Agreement Payments may be made by the Employer which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Employer could have been made ("Underpayment"), in each case, consistent with the determination made by the Certified Public Accountants under paragraph 2 and 3 of this Rider. In the event that advice and determination of the Certified Public Accountants under paragraphs 2 and 3 is followed by Employer and Employee and the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service, determines that an Overpayment has been made, then the Employer shall make additional payments to Employee sufficient to (i) reimburse Employee for his expenses, if any, for representation before the Internal Revenue Service, and (ii) result in the net payment received by Employee after income taxes, after consideration of any additional tax, interest or penalties imposes by the Internal Revenue Service, being equal to the amount Employee would have received had no Overpayment been made. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Employer to or for the benefit of the Employee.

5. Payment by the Employer of the sums provided for herein, together with any wages earned prior to the termination of the employment Agreement, shall constitute full settlement of any land all claims which Employee may have against Employer. Employee and Employer shall, upon Employer's reasonable request, execute a mutual release of all claims.

6. Except as expressly set forth herein, the terms and conditions of the Employment


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Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Rider on the 14th day of July, 1997.

DELAWARE OTSEGO CORPORATION                 Employee



by:  s/ Everett Gilmour                     s/Walter G. Rich
   ------------------------------------     -----------------------------------
    Chairman of the Board of Directors

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                              EMPLOYMENT AGREEMENT



AGREEMENT made this 3rd day of June, 1995, by and between DELAWARE OTSEGO CORPORATION, a New York corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and C. DAVID SOULE, an individual, residing at P.O. Box 174, Cooperstown, New York 13326 (hereinafter called "Employee").



                              W I T N E S S E T H :



     WHEREAS, Employee currently serves as Executive Vice President and Chief Operating Officer of Employer; and

     WHEREAS, Employer acknowledges and recognizes the value of Employee's services and deems it necessary and desirable to retain Employee's full-time services for the period set forth herein; and

     WHEREAS, both Employee and Employer desire to embody the terms and conditions of Employee's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral; and

     WHEREAS, the employment, the duration thereof, the compensation to be paid to Employee, and the other terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors at a meeting held on the 3rd day of June, 1995.

     NOW, THEREFORE, the parties hereto agree as follows:

     FIRST: TERM: Employer does hereby employ Employee as its Executive Vice President and Chief Operating Officer for a period of five (5) years commencing on the date hereof, unless sooner terminated as provided herein. This Agreement may be renewed for such term or terms as may be mutually agreed upon by Employer and Employee. Not later than six (6) months prior to the expiration date of the initial term of this Agreement, Employer shall, at the request of Employee, discuss with Employee the subject of the renewal of the term of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, this Agreement, if still then in effect, shall terminate on Employee's 65th birthday.

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     SECOND: COMPENSATION: Employer shall pay to Employee for services to be rendered hereunder compensation at a minimum rate of $125,000.00 per annum, payable in weekly installments or on such other basis as may be agreed upon. Employee's compensation shall be reviewed from time to time by the Board of Directors of Employer or an appropriate committee thereof, after which such compensation may be increased in such amount as may be determined by such Board or committee, as the case may be, in its sole discretion. Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

     THIRD: DUTIES AND SERVICES: Employee is engaged as Executive Vice President and Chief Operating Officer of Employer during the term hereof. Employer will use its best efforts and powers to sustain and continue Employee's election as Executive Vice President and Chief Operating Officer and his designation as Executive Vice President and Chief Operating Officer; and Employee will serve in such capacity or capacities for Employer, and will serve in such capacity or capacities for any controlled affiliate of Employer to which he may be elected or appointed from time to time. Employee shall devote his full time, attention and efforts to the business and affairs of Employer, except during usual vacation periods and reasonable periods of illness or incapacity, and shall perform his duties faithfully, diligently and to the best of his ability. Subject to Paragraph SEVENTH, nothing contained herein shall be construed to prevent Employee: (1) from acting as a member of the Board of Directors of any other corporation and from receiving compensation therefor; (2) from making investments of any character in any business; or (3) from otherwise engaging in other business activities, provided in each case, however, that such service as a director, investments, or any business activities do not interfere substantially with the performance of Employee's duties hereunder. In the event of Employer's breach of Paragraph SIXTH herein, or if Employee is not designated as Executive Vice President and Chief Operating Officer of Employer, or is removed from such position(s), in each case without cause and without his approval, Employee shall continue to be compensated for the remainder of the Term of this Agreement as provided in Paragraph SECOND hereof, but from and after any such default Employee's employment shall, nevertheless, continue in accordance with the terms and provisions of this Agreement and as a consultant to the Employer, (2) Employee shall thereupon be obligated to perform consulting services for the Employer at the Employer's offices in Cooperstown, New York for a maximum of four (4) days during each calendar month, and (3) Employee shall not be restricted in performing services elsewhere for other parties. In the event of any such default, Employee shall also receive service credit under any retirement or pension plan of Employer then in effect as if Employee had continued to render uninterrupted services for the remainder of the term of this Agreement had it remained in full force and effect. For the purpose of this Paragraph, a substantial reduction in Employee's authority, powers or duties shall constitute removal from his position.

     FOURTH: EXPENSES: Employee is authorized to incur reasonable and necessary expenses for promoting the business of Employer, including expenses for entertainment, travel and similar items.

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Employer will reimburse Employee for all such expenses upon presentation by him, from time to time, of an itemized account thereof in conformity with Employer's usual accounting procedures.

     FIFTH: WORKING FACILITIES: Employee shall be furnished witha private office in Cooperstown, New York, or such other location as may be mutually agreed upon, and a secretary and such other facilities and services suitable to his positions and adequate to his needs for the performance of his duties including, without limitation, suitable transportation, at least equal to that which Employee currently receives from Employer. Employee shall, on a monthly basis, furnish Employer with itemized information in conformity with its usual accounting procedures concerning his personal use of any such facilities or services and shall reimburse Employer for such personal use at rates prescribed by it.

     SIXTH: CONFIDENTIAL INFORMATION: Employee shall not, during or subsequent to his employment hereunder, divulge, furnish or make accessible to anyone (otherwise than in the regular course of the business of Employer) any knowledge or information, techniques, plans, trade or business secrets or confidential information relating to the business of Employer or with respect to any other confidential or secret aspect of the business of Employer, nor shall Employee make any use of the same for his own purposes or for the benefit of anyone under any circumstances; provided that, after the term of his employment, these restrictions shall not apply to such knowledge, techniques, plans, trade or business secrets or confidential information which is then in, or subsequently becomes part of, the public domain, except because of disclosure by Employee without Employer's consent.

          It is the desire of the parties that the provisions of this Paragraph be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of this Paragraph be adjudicated as invalid or unenforceable, this Paragraph shall be deemed amended to delete therefrom such portion so adjudicated, such deletion to apply only with respect to the operation of this Paragraph in the particular jurisdiction so adjudicating. If there be a breach or threatened breach of this Paragraph, Employer shall be entitled to an injunction restraining Employee from such breach, but nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. The provisions of this paragraph SEVENTH shall survive the termination or expiration of this Agreement.

     SEVENTH: DISABILITY: If (1) Employee shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who may be Employee's personal physician) to be permanent; or (2) Employee shall suffer any illness, disability or incapacity so that he is unable to render full-time services to Employer of the character required hereunder with reasonable efficiency for a period of six (6) consecutive months by reason of illness, disability or incapacity and the Employer determines that Employee has been permanently disabled, then, and in either of such events, Employee will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the directors and officers of Employer, and he shall receive his annual

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compensation for the balance of the term of this Agreement in such installments as he shall then be currently receiving. Compensation during any period of disability shall be adjusted for reimbursement from any disability insurance paid for by Employer.

     EIGHTH: DEATH: In the event of Employee's death during the term of this Agreement, the Employer shall pay to Employee's designated beneficiary or beneficiaries, or, in default of such designation, to his estate, the annual salary due for the balance of the Agreement prorated for any partial year thereof and payable in a lump sum within ninety (90) days from the date of his death.

     NINTH: EARLY TERMINATION: This Agreement may be terminated prior to the end of the Term provided in paragraph FIRST under and subject to the following conditions:

          a) Employee shall have the right to terminate this Agreement during the Term by giving thirty (30) days advance written notice. Upon the expiration of such notice period, Employee shall not be entitled to any further compensation hereunder.

b) In the event of any change in control of Employer from and after the date hereof, either Employer or Employee may, at his/its independent election, such election to be evidenced by written notice, terminate this Agreement. Effective upon the giving of such notice, regardless of which party elects to give such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings. As used in this Paragraph THIRD, "change in control" means (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no change in control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities, or (ii) the sale of all or a substantial portion of the productive assets of Employer. For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

c)Employer may terminate this Agreement at any time without cause by giving thirty (30) days advance written notice to Employee. Effective upon the giving of such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings.

d)Employer may terminate this Agreement at any time for cause by written notice. For purposes of this Agreement, "cause" shall include any one or more of the following:

     1. A material breach of any covenant, provision or condition of this Agreement by Employee.

     2. Commission by Employee of a felony or a crime involving moral turpitude.

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     3. Any gross negligence or willful misconduct in the performance of
Employee's duties that results in detriment to Employer.

Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

          e) In the event of termination under subparagraphs (a) or (d) above, Employee hereby expressly agrees that the giving of such notice under such subparagraphs shall also constitute the termination and cancellation of any incentive stock options to purchase the common stock of Delaware Otsego Corporation Employee may then hold.

     TENTH: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

     ELEVENTH: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

     TWELFTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

     THIRTEENTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

     FOURTEENTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.

                                       DELAWARE OTSEGO CORPORATION


                                       By:   s/   Walter G. Rich
                                          -------------------------------------

                                       Title:      President
                                             ----------------------------------

                                       s/ C. David Soule
                                       ----------------------------------------
                                       C. DAVID SOULE

                          RIDER TO EMPLOYMENT AGREEMENT



This Rider to Employment Contract (hereinafter "this Rider") is entered into as of July 14, 1997 by and between C. David Soule , (hereafter "Employee") and DELAWARE OTSEGO CORPORATION (hereafter "Employer").

WHEREAS, Employer and Employee entered into an Employment Agreement dated June 3, 1995 (hereinafter the "Employment Agreement"); and

WHEREAS, Employer and Employee, after receiving certain advice regarding the income tax treatment of certain payments that Employee may be entitled to receive under the Employment Agreement, wish to enter into this Rider for their mutual benefit;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, covenant and agree as follows:

 1. In the event of a termination of the Employment Agreement pursuant to the provisions of Section NINTH (b) or (c) upon or as a result of a change in control of Employer then, notwithstanding any inconsistent provisions of the Employment Agreement to the contrary, the amount to be paid to Employee by Employer shall be equal to 2.99 times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Employee during any calendar year in each of the three calendar years immediately prior to the change in control. In addition, the Employer shall continue to provide the Employee for a period of 2.99 years after such termination with health, hospitalization and medical insurance as were provided at the time of the termination, at the Employer's expense. In making such payment, Employer shall cooperate with Employee, at Employee's election, in deferring payment of part or all of such sum over a period of three calendar years.

2. Notwithstanding the foregoing, prior to the payment of any amount payable as set forth above, the certified public accountants of the Employer immediately prior to the change in control, (the "Certified Public Accountants") shall determine as promptly as practical and in any event within 20 business days following such termination the deductibility of any payment or distribution by the Employer to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of the Employment Agreement, this Rider or otherwise) (the "Agreement Payments") by the Employer for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Certified Public Accountants will determine the amount, if any, that the Agreement Payments shall be increased or decreased to maximize the aggregate present value of Agreement Payments without causing any portion of such Agreement Payments to be nondeductible by the Employer because of said Section 280G of the Code.

3. If under paragraph 2 of this Rider the Certified Public Accountants determine that any adjustment to the Agreement Payments is required, the Employer shall promptly give the Employee notice to that effect and a copy of the detailed calculation thereof , together with a statement showing which and how much of the Agreement Payments shall be adjusted.

4. As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may be made by the Employer which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Employer could have been made ("Underpayment"), in each case, consistent with the determination made by the Certified Public Accountants under paragraph 2 and 3 of this Rider. In the event that advice and determination of the Certified Public Accountants under paragraphs 2 and 3 is followed by Employer and Employee and the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service, determines that an Overpayment has been made, then the Employer shall make additional payments to Employee sufficient to (i) reimburse Employee for his expenses, if any, for representation before the Internal Revenue Service, and (ii) result in the net payment received by Employee after income taxes, after consideration of any additional tax, interest or penalties imposes by the Internal Revenue Service, being equal to the amount Employee would have received had no Overpayment been made. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Employer to or for the benefit of the Employee.

5. Payment by the Employer of the sums provided for herein, together with any wages earned prior to the termination of the employment Agreement, shall constitute full settlement of any land all claims which Employee may have against Employer. Employee and Employer shall, upon Employer's reasonable request, execute a mutual release of all claims.

6. Except as expressly set forth herein, the terms and conditions of the Employment

Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Rider on the 14th day of July, 1997.



DELAWARE OTSEGO CORPORATION                 Employee



by:      s/ Walter G. Rich                  s/ C. David Soule
   -------------------------------          -----------------------------------
         President

                             EMPLOYMENT AGREEMENT

AGREEMENT made this 31st day of January, 1996, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer"), and GORDON R. FULLER, an individual, residing at ________________________________, (hereinafter called "Employee").


                                 WITNESSETH:


        WHEREAS, Employer acknowledges and recognizes the value of Employee's services and deems it necessary and desirable to retain Employee's full-time services for the period set forth herein; and


        WHEREAS, both Employee and Employer desire to embody the terms and conditions of Employee's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral; and

        WHEREAS, the employment, the duration thereof, the compensation to be paid to Employee, and the other terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors at a meeting held on the 30th day of January, 1996.

        NOW, THEREFORE, the parties hereto agree as follows:

        FIRST: TERM: Employer does hereby employ Employee as its Executive Vice President for a period of five (5) years commencing on the date hereof, unless sooner terminated as provided herein. This Agreement may be renewed for such term or terms as may be mutually agreed upon by Employer and Employee. Not later than six (6) months prior to the expiration date of the initial term of this Agreement, Employer shall, at the request of Employee, discuss with Employee the subject of the renewal of the term of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, this Agreement, if still then in effect, shall terminate on Employee's 65th birthday.

        SECOND: COMPENSATION: Employer shall pay to Employee for services to be rendered hereunder compensation at a minimum rate of $140,000.00 per annum, payable in weekly installments or on such other basis as may be agreed upon. Employee's compensation shall be reviewed from time to time by the Board of Directors of Employer or an appropriate committee thereof, after which such compensation may be increased in such amount as may be determined by such Board or committee, as the case may be, in its sole discretion. Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

        THIRD: DUTIES AND SERVICES: Employee is engaged as Executive Vice President of Employer during the term hereof and shall report directly to and have duties assigned by the President and Chief Executive Officer. Such duties shall be consistent with his title and position. For purposes of example only, and not as an inclusive or exclusive list, such duties shall include management of rail operations, railroad sales and marketing, governmental relations, industrial development and similar executive level functions; and Employee will serve in such capacity or capacities for Employer, and will serve in such capacity or capacities for any controlled affiliate of Employer to which he may be elected or appointed from time to time. Employee shall devote his full time, attention and efforts to the business and affairs of Employer, except during usual vacation periods and reasonable periods of illness or incapacity, and shall perform his duties faithfully, diligently and to the best of his ability. Subject to Paragraph SEVENTH, nothing contained herein shall be construed to prevent Employee: (1) from acting as a member of the Board of Directors of any other corporation and from receiving compensation therefor; (2) from making investments of any character in any business; or (3) from otherwise engaging in other business activities, provided in each case, however, that such service as a director, investments, or any business activities do not interfere substantially with the performance of Employee's duties hereunder. In the event of Employer's breach of Paragraph SIXTH herein, or if Employee is not designated as Executive Vice President of Employer, or is removed from such position(s), in each case without cause and without his approval, Employee shall continue to be compensated for the remainder of the Term of this Agreement as provided in Paragraph SECOND hereof, but from and after any such default Employee's employment shall, nevertheless, continue in accordance with the terms and provisions of this Agreement and as a consultant to the Employer, (2) Employee shall thereupon be obligated to perform consulting services for the Employer at the Employer's offices in Cooperstown, New York for a maximum of four (4) days during each calendar month, and (3) Employee shall not be restricted in performing services elsewhere for other parties. In the event of any such default, Employee shall also receive service credit under any retirement or pension plan of Employer then in effect as if Employee had continued to render uninterrupted services for the remainder of the term of this Agreement had it remained in full force and effect. For the purpose of this Paragraph, a substantial reduction in Employee's authority, powers or duties shall constitute removal from his position.

        FOURTH: EXPENSES: Employee is authorized to incur reasonable and necessary expenses for promoting the business of Employer, including expenses for entertainment, travel and similar items. Employer will reimburse Employee for all such expenses upon presentation by him, from time to time, of an itemized account thereof in conformity with Employer's usual accounting procedures.

     FIFTH: WORKING FACILITIES: Employee shall be furnished with a private office in the State of New Jersey, or such other location as may be mutually agreed upon, and such other facilities and services suitable to his positions and adequate to his needs for the performance of his duties. Employee shall, on a monthly basis, furnish Employer with itemized information in conformity with its usual accounting procedures concerning his personal use of any such facilities or services and shall reimburse Employer for such personal use at rates prescribed by it.

     SIXTH: CONFIDENTIAL INFORMATION: Employee shall not, during or subsequent to his employment hereunder, divulge, furnish or make accessible to anyone (otherwise than in the regular course of the business of Employer) any knowledge or information, techniques, plans, trade or business secrets or confidential information relating to the business of Employer or with respect to any other confidential or secret aspect of the business of Employer, nor shall Employee make any use of the same for his own purposes or for the benefit of anyone under any circumstances; provided that, after the term of his employment, these restrictions shall not apply to such knowledge, techniques, plans, trade or business secrets or confidential information which is then in, or subsequently becomes part of, the public domain, except because of disclosure by Employee without Employer's consent.

     It is the desire of the parties that the provisions of this Paragraph be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of this Paragraph be adjudicated as invalid or unenforceable, this Paragraph shall be deemed amended to delete therefrom such portion so adjudicated, such deletion to apply only with respect to the operation of this Paragraph in the particular jurisdiction so adjudicating. If there be a breach or threatened breach of this Paragraph, Employer shall be entitled to an injunction restraining Employee from such breach, but nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. The provisions of this paragraph SEVENTH shall survive the termination or expiration of this Agreement.

     SEVENTH: DISABILITY: If (1) Employee shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who may be Employee's personal physician) to be permanent; or (2) Employee shall suffer any illness, disability or incapacity so that he is unable to render full-time services to Employer of the character required hereunder with reasonable efficiency for a period of six (6) consecutive months by reason of illness, disability or incapacity and the Employer determines that Employee has been permanently disabled, then, and in either of such events, Employee will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the directors and officers of Employer, and he shall receive his annual compensation for the balance of the term of this Agreement in such installments as he shall then be currently receiving. Compensation during any period of disability shall be adjusted for reimbursement from any disability insurance paid for by Employer.

        EIGHTH: DEATH: In the event of Employee's death during the term of this Agreement, the Employer shall pay to Employee's designated beneficiary or beneficiaries, or, in default of such designation, to his estate, the annual salary due for the balance of the Agreement prorated for any partial year thereof and payable in a lump sum within ninety (90) days from the date of his death.

       NINTH: EARLY TERMINATION: This Agreement may be terminated prior to the end of the Term provided in paragraph FIRST under and subject to the following conditions:

                a) Employee shall have the right to terminate this Agreement during the Term by giving thirty (30) days advance written notice. Upon the expiration of such notice period, Employee shall not be entitled to any further compensation hereunder.

                b) In the event of any change in control of Employer from and after the date hereof, either Employer or Employee may, at his/its independent election, such election to be evidenced by written notice, terminate this Agreement. Effective upon the giving of such notice, regardless of which party elects to give such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings. As used in this Paragraph THIRD, "change in control" means (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no change in control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities, or (ii) the sale of all or a substantial portion of the productive assets of Employer. For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                c) Employer may terminate this Agreement at any time without cause by giving thirty (30) days advance written notice to Employee. Effective upon the giving of such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings.

                d) Employer may terminate this Agreement at any time for cause by written notice. For purposes of this Agreement, "cause" shall include any one or more of the following:

                        1. A material breach of any covenant, provision or condition of this Agreement by Employee.

                        2. Commission by Employee of a felony or a crime involving moral turpitude.

                        3. Any gross negligence or willful misconduct in the
                           performance of Employee's duties that results in detriment to Employer.

Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

                e) In the event of termination under subparagraphs (a) or (d) above, Employee hereby expressly agrees that the giving of such notice under such subparagraphs shall also constitute the termination and cancellation of any incentive stock options to purchase the common stock of Delaware Otsego Corporation Employee may then hold.

        TENTH; NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

        ELEVENTH; WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

        TWELFTH; ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

        THIRTEENTH; SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

        FOURTEENTH; GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.

                                        THE NEW YORK, SUSQUEHANNA AND
                                        WESTERN RAILWAY CORPORATION

                                        By: /s/ Walter G. Rich
                                           --------------------------

                                        Title:  President
                                              -----------------------


                                           /s/ Gordon R. Fuller
                                           --------------------------
                                               GORDON R. FULLER

                              EMPLOYMENT AGREEMENT



AGREEMENT made this 3rd day of June, 1995, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and PAUL GARBER, an individual, residing at 256 Highwood Avenue, Ridgewood, New Jersey 07450 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee currently serves as Vice President-Marketing & Sales of Employer; and

         WHEREAS, Employer acknowledges and recognizes the value of Employee's services and deems it necessary and desirable to retain Employee's full-time services for the period set forth herein; and

         WHEREAS, both Employee and Employer desire to embody the terms and conditions of Employee's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral; and

         WHEREAS, the employment, the duration thereof, the compensation to be paid to Employee, and the other terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors at a meeting held on the 3rd day of June, 1995.

         NOW, THEREFORE, the parties hereto agree as follows:

         FIRST: TERM: Employer does hereby employ Employee as its Vice President-Marketing & Sales for a period of one (1) year commencing on the date hereof, unless sooner terminated as provided herein. This Agreement may be renewed for such term or terms as may be mutually agreed upon by Employer and Employee. Not later than three (3) months prior to the expiration date of the initial term of this Agreement, Employer shall, at the request of Employee, discuss with Employee the subject of the renewal of the term of this Agreement.

         SECOND: COMPENSATION: Employer shall pay to Employee for services to be rendered hereunder compensation at a minimum rate of $100,000.00 per annum, payable in weekly installments or on such other basis as may be agreed upon. Employee's compensation shall be reviewed from time to time by the Board of Directors of Employer or an appropriate committee thereof, after which such compensation may be increased in such amount as may be determined by such Board or committee, as the case may be, in its sole discretion. Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

         THIRD: DUTIES AND SERVICES: Employee is engaged as Vice President-Marketing & Sales of Employer during the term hereof. Employer will use its best efforts and powers to sustain and continue Employee's election as Vice President-Marketing & Sales and his designation as Vice President-Marketing & Sales; and Employee will serve in such capacity or capacities for Employer, and will serve in such capacity or capacities for any controlled affiliate of Employer to which he may be elected or appointed from time to time. Employee shall devote his full time, attention and efforts to the business and affairs of Employer, except during usual vacation periods and reasonable periods of illness or incapacity, and shall perform his duties faithfully, diligently and to the best of his ability. Subject to Paragraph SEVENTH, nothing contained herein shall be construed to prevent Employee: (1) from acting as a member of the Board of Directors of any other corporation and from receiving compensation therefor;
(2) from making investments of any character in any business; or (3) from otherwise engaging in other business activities, provided in each case, however, that such service as a director, investments, or any business activities do not interfere substantially with the performance of Employee's duties hereunder. In the event of Employer's breach of Paragraph SIXTH herein, or if Employee is not designated as Vice President-Marketing & Sales of Employer, or is removed from such position(s), in each case without cause and without his approval, Employee shall continue to be compensated for the remainder of the Term of this Agreement as provided in Paragraph SECOND hereof, but from and after any such default, (1) Employee's employment shall, nevertheless, continue in accordance with the terms and provisions of this Agreement and as a consultant to the Employer, (2) Employee shall thereupon be obligated to perform consulting services for the Employer at the Employer's offices in Cooperstown, New York for a maximum of four (4) days during each calendar month, and (3) Employee shall not be restricted in performing services elsewhere for other parties. In the event of any such default, Employee shall also receive service credit under any retirement or pension plan of Employer then in effect as if Employee had continued to render uninterrupted services for the remainder of the term of this Agreement had it remained in full force and effect. For the purpose of this Paragraph, a substantial reduction in Employee's authority, powers or duties shall constitute removal from his position.

         FOURTH: EXPENSES: Employee is authorized to incur reasonable and necessary expenses for promoting the business of Employer, including expenses for entertainment, travel and similar items. Employer will reimburse Employee for all such expenses upon presentation by him, from time to time, of an itemized account thereof in conformity with Employer's usual accounting procedures.

         FIFTH: WORKING FACILITIES: Employee shall be furnished with a private office in Rochelle Park, New Jersey, or such other location as may be mutually agreed upon, and a secretary and such other facilities and services suitable to his positions and adequate to his needs for the performance of his duties including, without limitation, suitable transportation, at least equal to that which Employee currently receives from Employer. Employee shall, on a monthly basis, furnish Employer with itemized information in conformity with its usual accounting procedures concerning his personal use of any such facilities or services and shall reimburse Employer for such personal use at rates prescribed by it.

         SIXTH: CONFIDENTIAL INFORMATION: Employee shall not, during or subsequent to his employment hereunder, divulge, furnish or make accessible to anyone (otherwise than in the regular course of the business of Employer) any knowledge or information, techniques, plans, trade or business secrets or confidential information relating to the business of Employer or with respect to any other confidential or secret aspect of the business of Employer, nor shall Employee make any use of the same for his own purposes or for the benefit of anyone under any circumstances; provided that, after the term of his employment, these restrictions shall not apply to such knowledge, techniques, plans, trade or business secrets or confidential information which is then in, or subsequently becomes part of, the public domain, except because of disclosure by Employee without Employer's consent.

         It is the desire of the parties that the provisions of this Paragraph be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of this Paragraph be adjudicated as invalid or unenforceable, this Paragraph shall be deemed amended to delete therefrom such portion so adjudicated, such deletion to apply only with respect to the operation of this Paragraph in the particular jurisdiction so adjudicating. If there be a breach or threatened breach of this Paragraph, Employer shall be entitled to an injunction restraining Employee from such breach, but nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. The provisions of this paragraph SEVENTH shall survive the termination or expiration of this Agreement.

         SEVENTH: DISABILITY: If (1) Employee shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who may be Employee's personal physician) to be permanent; or (2) Employee shall suffer any illness, disability or incapacity so that he is unable to render full-time services to Employer of the character required hereunder with reasonable efficiency for a period of six (6) consecutive months by reason of illness, disability or incapacity and the Employer determines that Employee has been permanently disabled, then, and in either of such events, Employee will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the directors and officers of Employer, and he shall receive his annual compensation for the balance of the term of this Agreement in such installments as he shall then be currently receiving. Compensation during any period of disability shall be adjusted for reimbursement from any disability insurance paid for by Employer.

         EIGHTH: DEATH: In the event of Employee's death during the term of this Agreement, the Employer shall pay to Employee's designated beneficiary or beneficiaries, or, in default of such designation, to his estate, an amount equal to twelve months salary hereunder, due for the balance payable in a lump sum within ninety (90) days from the date of his death.

         NINTH: EARLY TERMINATION: This Agreement may be terminated prior to the end of the Term provided in paragraph FIRST under and subject to the following conditions:

                  a) Employee shall have the right to terminate this Agreement during the Term by giving thirty (30) days advance written notice. Upon the expiration of such notice period, Employee shall not be entitled to any further compensation hereunder.

                  b) In the event of any change in control of Employer from and after the date hereof, either Employer or Employee may, at his/its independent election, such election to be evidenced by written notice, terminate this Agreement. Effective upon the giving of such notice, regardless of which party elects to give such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings. As used in this Paragraph THIRD, "change in control" means (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no change in control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities, or (ii) the sale of all or a substantial portion of the productive assets of Employer. For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  c) Employer may terminate this Agreement at any time without cause by giving thirty (30) days advance written notice to Employee. Effective upon the giving of such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings.

                  d) Employer may terminate this Agreement at any time for cause. For purposes of this Agreement, "cause" shall include any one or more of the following:

                           1. A material breach of any covenant, provision or
condition of this Agreement by Employee.

                           2. Commission by Employee of a felony or a crime
involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the
performance of Employee's duties that results in detriment to Employer.

Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         TENTH: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         ELEVENTH: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         TWELFTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

         THIRTEENTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         FOURTEENTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.


                                       THE NEW YORK, SUSQUEHANNA AND
                                       WESTERN RAILWAY CORPORATION



                                       By:   s/   Walter G. Rich
                                          -------------------------------------

                                       Title:      President
                                             ----------------------------------



                                       s/  Paul Garber
                                       ----------------------------------------
                                       PAUL GARBER

                              EMPLOYMENT AGREEMENT



AGREEMENT made this 3rd day of June, 1995, by and between DELAWARE OTSEGO CORPORATION, a New York corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and NATHAN R. FENNO, an individual, residing at 38 Delaware Street, Cooperstown, New York 13326 (hereinafter called "Employee").



                              W I T N E S S E T H :



     WHEREAS, Employee currently serves as Vice President-Law, Secretary and General Counsel of Employer; and

     WHEREAS, Employer acknowledges and recognizes the value of Employee's services and deems it necessary and desirable to retain Employee's full-time services for the period set forth herein; and

     WHEREAS, both Employee and Employer desire to embody the terms and conditions of Employee's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral; and

     WHEREAS, the employment, the duration thereof, the compensation to be paid to Employee, and the other terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors at a meeting held on the 3rd day of June, 1995.

     NOW, THEREFORE, the parties hereto agree as follows:

     FIRST: TERM: Employer does hereby employ Employee as its Vice President-Law, Secretary and General Counsel for a period of five (5) years commencing on the date hereof, unless sooner terminated as provided herein. This Agreement may be renewed for such term or terms as may be mutually agreed upon by Employer and Employee. Not later than six (6) months prior to the expiration date of the initial term of this Agreement, Employer shall, at the request of Employee, discuss with Employee the subject of the renewal of the term of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, this Agreement, if still then in effect, shall terminate on Employee's 65th birthday.

     SECOND: COMPENSATION: Employer shall pay to Employee for services to be rendered hereunder compensation at a minimum rate of $90,000.00 per annum, payable in weekly installments or on such other basis as may be agreed upon. Employee's compensation shall be reviewed from time to time by the Board of Directors of Employer or an appropriate committee thereof, after which such compensation may be increased in such amount as may be determined by such Board or committee, as the case may be, in its sole discretion. Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

     THIRD: DUTIES AND SERVICES: Employee is engaged as Vice President-Law, Secretary and General Counsel of Employer during the term hereof. Employer will use its best efforts and powers to sustain and continue Employee's election as Vice President-Law, Secretary and General Counsel and his designation as Vice President-Law, Secretary and General Counsel; and Employee will serve in such capacity or capacities for Employer, and will serve in such capacity or capacities for any controlled affiliate of Employer to which he may be elected or appointed from time to time. Employee shall devote his full time, attention and efforts to the business and affairs of Employer, except during usual vacation periods and reasonable periods of illness or incapacity, and shall perform his duties faithfully, diligently and to the best of his ability. Subject to Paragraph SEVENTH, nothing contained herein shall be construed to prevent Employee: (1) from acting as a member of the Board of Directors of any other corporation and from receiving compensation therefor; (2) from making investments of any character in any business; or (3) from otherwise engaging in other business activities, provided in each case, however, that such service as a director, investments, or any business activities do not interfere substantially with the performance of Employee's duties hereunder. In the event of Employer's breach of Paragraph SIXTH herein, or if Employee is not designated as Vice President-Law, Secretary and General Counsel of Employer, or is removed from such position(s), in each case without cause and without his approval, Employee shall continue to be compensated for the remainder of the Term of this Agreement as provided in Paragraph SECOND hereof, but from and after any such default Employee's employment shall, nevertheless, continue in accordance with the terms and provisions of this Agreement and as a consultant to the Employer,
(2) Employee shall thereupon be obligated to perform consulting services for the Employer at the Employer's offices in Cooperstown, New York for a maximum of four (4) days during each calendar month, and (3) Employee shall not be restricted in performing services elsewhere for other parties. In the event of any such default, Employee shall also receive service credit under any retirement or pension plan of Employer then in effect as if Employee had continued to render uninterrupted services for the remainder of the term of this Agreement had it remained in full force and effect. For the purpose of this Paragraph, a substantial reduction in Employee's authority, powers or duties shall constitute removal from his position.

     FOURTH: EXPENSES: Employee is authorized to incur reasonable and necessary expenses for promoting the business of Employer, including expenses for entertainment, travel and similar items. Employer will reimburse Employee for all such expenses upon presentation by him, from time to time, of an itemized account thereof in conformity with Employer's usual accounting procedures.

     FIFTH: WORKING FACILITIES: Employee shall be furnished with a private office in Cooperstown, New York, or such other location as may be mutually agreed upon, and a secretary and such other facilities and services suitable to his positions and adequate to his needs for the performance of his duties including, without limitation, suitable transportation, at least equal to that which Employee currently receives from Employer. Employee shall, on a monthly basis, furnish Employer with itemized information in conformity with its usual accounting procedures concerning his personal use of any such facilities or services and shall reimburse Employer for such personal use at rates prescribed by it.

     SIXTH: CONFIDENTIAL INFORMATION: Employee shall not, during or subsequent to his employment hereunder, divulge, furnish or make accessible to anyone (otherwise than in the regular course of the business of Employer) any knowledge or information, techniques, plans, trade or business secrets or confidential information relating to the business of Employer or with respect to any other confidential or secret aspect of the business of Employer, nor shall Employee make any use of the same for his own purposes or for the benefit of anyone under any circumstances; provided that, after the term of his employment, these restrictions shall not apply to such knowledge, techniques, plans, trade or business secrets or confidential information which is then in, or subsequently becomes part of, the public domain, except because of disclosure by Employee without Employer's consent.

          It is the desire of the parties that the provisions of this Paragraph be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of this Paragraph be adjudicated as invalid or unenforceable, this Paragraph shall be deemed amended to delete therefrom such portion so adjudicated, such deletion to apply only with respect to the operation of this Paragraph in the particular jurisdiction so adjudicating. If there be a breach or threatened breach of this Paragraph, Employer shall be entitled to an injunction restraining Employee from such breach, but nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. The provisions of this paragraph SEVENTH shall survive the termination or expiration of this Agreement.

     SEVENTH: DISABILITY: If (1) Employee shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who may be Employee's personal physician) to be permanent; or (2) Employee shall suffer any illness, disability or incapacity so that he is unable to render full-time services to Employer of the character required hereunder with reasonable efficiency for a period of six (6) consecutive months by reason of illness, disability or incapacity and the Employer determines that Employee has been permanently disabled, then, and in either of such events, Employee will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the directors and officers of Employer, and he shall receive his annual compensation for the balance of the term of this Agreement in such installments as he shall then be currently receiving. Compensation during any period of disability shall be adjusted for reimbursement from any disability insurance paid for by Employer.

     EIGHTH: DEATH: In the event of Employee's death during the term of this Agreement, the Employer shall pay to Employee's designated beneficiary or beneficiaries, or, in default of such designation, to his estate, the annual salary due for the balance of the Agreement prorated for any partial year thereof and payable in a lump sum within ninety (90) days from the date of his death.

     NINTH: EARLY TERMINATION: This Agreement may be terminated prior to the end of the Term provided in paragraph FIRST under and subject to the following conditions:

          a) Employee shall have the right to terminate this Agreement during the Term by giving thirty (30) days advance written notice. Upon the expiration of such notice period, Employee shall not be entitled to any further compensation hereunder.

b) In the event of any change in control of Employer from and after the date hereof, either Employer or Employee may, at his/its independent election, such election to be evidenced by written notice, terminate this Agreement. Effective upon the giving of such notice, regardless of which party elects to give such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings. As used in this Paragraph THIRD, "change in control" means (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no change in control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities, or (ii) the sale of all or a substantial portion of the productive assets of Employer. For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

c)Employer may terminate this Agreement at any time without cause by giving thirty (30) days advance written notice to Employee. Effective upon the giving of such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings.

d)Employer may terminate this Agreement at any time for cause by written notice. For purposes of this Agreement, "cause" shall include any one or more of the following:

     1. A material breach of any covenant, provision or condition of this Agreement by Employee.

     2. Commission by Employee of a felony or a crime involving moral turpitude.

     3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

          e) In the event of termination under subparagraphs (a) or (d) above, Employee hereby expressly agrees that the giving of such notice under such subparagraphs shall also constitute the termination and cancellation of any incentive stock options to purchase the common stock of Delaware Otsego Corporation Employee may then hold.

     TENTH: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

     ELEVENTH: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

     TWELFTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

     THIRTEENTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

     FOURTEENTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.

                                       DELAWARE OTSEGO CORPORATION



                                       By:   s/   Walter G. Rich
                                          -------------------------------------
                                       Title:      President
                                             ----------------------------------

                                        s/   Nathan R. Fenno
                                        --------------------------------------
                                        NATHAN R. FENNO

                          RIDER TO EMPLOYMENT AGREEMENT



This Rider to Employment Contract (hereinafter "this Rider") is entered into as of July 14, 1997 by and between Nathan R. Fenno , (hereafter "Employee") and DELAWARE OTSEGO CORPORATION (hereafter "Employer").

WHEREAS, Employer and Employee entered into an Employment Agreement dated June 3, 1995 (hereinafter the "Employment Agreement"); and

WHEREAS, Employer and Employee, after receiving certain advice regarding the income tax treatment of certain payments that Employee may be entitled to receive under the Employment Agreement, wish to enter into this Rider for their mutual benefit;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, covenant and agree as follows:

 1. In the event of a termination of the Employment Agreement pursuant to the provisions of Section NINTH (b) or (c) upon or as a result of a change in control of Employer then, notwithstanding any inconsistent provisions of the Employment Agreement to the contrary, the amount to be paid to Employee by Employer shall be equal to 2.99 times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Employee during any calendar year in each of the three calendar years immediately prior to the change in control. In addition, the Employer shall continue to provide the Employee for a period of 2.99 years after such termination with health, hospitalization and medical insurance as were provided at the time of the termination, at the Employer's expense. In making such payment, Employer shall cooperate with Employee, at Employee's election, in deferring payment of part or all of such sum over a period of three calendar years.

2. Notwithstanding the foregoing, prior to the payment of any amount payable as set forth above, the certified public accountants of the Employer immediately prior to the change in control, (the "Certified Public Accountants") shall determine as promptly as practical and in any event within 20 business days following such termination the deductibility of any payment or distribution by the Employer to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of the Employment Agreement, this Rider or otherwise) (the "Agreement Payments") by the Employer for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Certified Public Accountants will determine the amount, if any, that the Agreement Payments shall be increased or decreased to maximize the aggregate present value of Agreement Payments without causing any portion of such Agreement Payments to be nondeductible by the Employer because of said Section 280G of the Code.

3. If under paragraph 2 of this Rider the Certified Public Accountants determine that any adjustment to the Agreement Payments is required, the Employer shall promptly give the Employee notice to that effect and a copy of the detailed calculation thereof , together with a statement showing which and how much of the Agreement Payments shall be adjusted.

4. As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may be made by the Employer which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Employer could have been made ("Underpayment"), in each case, consistent with the determination made by the Certified Public Accountants under paragraph 2 and 3 of this Rider. In the event that advice and determination of the Certified Public Accountants under paragraphs 2 and 3 is followed by Employer and Employee and the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service, determines that an Overpayment has been made, then the Employer shall make additional payments to Employee sufficient to (i) reimburse Employee for his expenses, if any, for representation before the Internal Revenue Service, and (ii) result in the net payment received by Employee after income taxes, after consideration of any additional tax, interest or penalties imposes by the Internal Revenue Service, being equal to the amount Employee would have received had no Overpayment been made. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Employer to or for the benefit of the Employee.

5. Payment by the Employer of the sums provided for herein, together with any wages earned prior to the termination of the employment Agreement, shall constitute full settlement of any land all claims which Employee may have against Employer. Employee and Employer shall, upon Employer's reasonable request, execute a mutual release of all claims.

6. Except as expressly set forth herein, the terms and conditions of the Employment

Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Rider on the 14th day of July, 1997.



DELAWARE OTSEGO CORPORATION                 Employee



by:      s/ Walter G. Rich                  s/ Nathan R. Fenno
   -------------------------------          -----------------------------------
         President

                              EMPLOYMENT AGREEMENT



AGREEMENT made this 3rd day of June, 1995, by and between DELAWARE OTSEGO CORPORATION, a New York corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and WILLIAM B. BLATTER, an individual, residing at 42 Wadsworth Road, New Hartford, New York 13413 (hereinafter called "Employee").



                              W I T N E S S E T H :



     WHEREAS, Employee currently serves as Senior Vice President and Chief Financial Officer of Employer; and

     WHEREAS, Employer acknowledges and recognizes the value of Employee's services and deems it necessary and desirable to retain Employee's full-time services for the period set forth herein; and

     WHEREAS, both Employee and Employer desire to embody the terms and conditions of Employee's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral; and

     WHEREAS, the employment, the duration thereof, the compensation to be paid to Employee, and the other terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors at a meeting held on the 3rd day of June, 1995.

     NOW, THEREFORE, the parties hereto agree as follows:

     FIRST: TERM: Employer does hereby employ Employee as its Senior Vice President and Chief Financial Officer for a period of five (5) years commencing on the date hereof, unless sooner terminated as provided herein. This Agreement may be renewed for such term or terms as may be mutually agreed upon by Employer and Employee. Not later than six (6) months prior to the expiration date of the initial term of this Agreement, Employer shall, at the request of Employee, discuss with Employee the subject of the renewal of the term of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, this Agreement, if still then in effect, shall terminate on Employee's 65th birthday.

     SECOND: COMPENSATION: Employer shall pay to Employee for services to be rendered hereunder compensation at a minimum rate of $100,000.00 per annum, payable in weekly installments or on such other basis as may be agreed upon. Employee's compensation shall be reviewed from time to time by the Board of Directors of Employer or an appropriate committee thereof, after which such compensation may be increased in such amount as may be determined by such Board or committee, as the case may be, in its sole discretion. Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

     THIRD: DUTIES AND SERVICES: Employee is engaged as Senior Vice President and Chief Financial Officer of Employer during the term hereof. Employer will use its best efforts and powers to sustain and continue Employee's election as Senior Vice President and Chief Financial Officer and his designation as Senior Vice President and Chief Financial Officer; and Employee will serve in such capacity or capacities for Employer, and will serve in such capacity or capacities for any controlled affiliate of Employer to which he may be elected or appointed from time to time. Employee shall devote his full time, attention and efforts to the business and affairs of Employer, except during usual vacation periods and reasonable periods of illness or incapacity, and shall perform his duties faithfully, diligently and to the best of his ability. Subject to Paragraph SEVENTH, nothing contained herein shall be construed to prevent Employee: (1) from acting as a member of the Board of Directors of any other corporation and from receiving compensation therefor; (2) from making investments of any character in any business; or (3) from otherwise engaging in other business activities, provided in each case, however, that such service as a director, investments, or any business activities do not interfere substantially with the performance of Employee's duties hereunder. In the event of Employer's breach of Paragraph SIXTH herein, or if Employee is not designated as Senior Vice President and Chief Financial Officer of Employer, or is removed from such position(s), in each case without cause and without his approval, Employee shall continue to be compensated for the remainder of the Term of this Agreement as provided in Paragraph SECOND hereof, but from and after any such default Employee's employment shall, nevertheless, continue in accordance with the terms and provisions of this Agreement and as a consultant to the Employer,
(2) Employee shall thereupon be obligated to perform consulting services for the Employer at the Employer's offices in Cooperstown, New York for a maximum of four (4) days during each calendar month, and (3) Employee shall not be restricted in performing services elsewhere for other parties. In the event of any such default, Employee shall also receive service credit under any retirement or pension plan of Employer then in effect as if Employee had continued to render uninterrupted services for the remainder of the term of this Agreement had it remained in full force and effect. For the purpose of this Paragraph, a substantial reduction in Employee's authority, powers or duties shall constitute removal from his position.

     FOURTH: EXPENSES: Employee is authorized to incur reasonable and necessary expenses for promoting the business of Employer, including expenses for entertainment, travel and similar items.

Employer will reimburse Employee for all such expenses upon presentation by him, from time to time, of an itemized account thereof in conformity with Employer's usual accounting procedures.

     FIFTH: WORKING FACILITIES: Employee shall be furnished with a private office in Cooperstown, New York, or such other location as may be mutually agreed upon, and a secretary and such other facilities and services suitable to his positions and adequate to his needs for the performance of his duties including, without limitation, suitable transportation, at least equal to that which Employee currently receives from Employer. Employee shall, on a monthly basis, furnish Employer with itemized information in conformity with its usual accounting procedures concerning his personal use of any such facilities or services and shall reimburse Employer for such personal use at rates prescribed by it.

     SIXTH: CONFIDENTIAL INFORMATION: Employee shall not, during or subsequent to his employment hereunder, divulge, furnish or make accessible to anyone (otherwise than in the regular course of the business of Employer) any knowledge or information, techniques, plans, trade or business secrets or confidential information relating to the business of Employer or with respect to any other confidential or secret aspect of the business of Employer, nor shall Employee make any use of the same for his own purposes or for the benefit of anyone under any circumstances; provided that, after the term of his employment, these restrictions shall not apply to such knowledge, techniques, plans, trade or business secrets or confidential information which is then in, or subsequently becomes part of, the public domain, except because of disclosure by Employee without Employer's consent.

          It is the desire of the parties that the provisions of this Paragraph be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of this Paragraph be adjudicated as invalid or unenforceable, this Paragraph shall be deemed amended to delete therefrom such portion so adjudicated, such deletion to apply only with respect to the operation of this Paragraph in the particular jurisdiction so adjudicating. If there be a breach or threatened breach of this Paragraph, Employer shall be entitled to an injunction restraining Employee from such breach, but nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. The provisions of this paragraph SEVENTH shall survive the termination or expiration of this Agreement.

     SEVENTH: DISABILITY: If (1) Employee shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who may be Employee's personal physician) to be permanent; or (2) Employee shall suffer any illness, disability or incapacity so that he is unable to render full-time services to Employer of the character required hereunder with reasonable efficiency for a period of six (6) consecutive months by reason of illness, disability or incapacity and the Employer determines that Employee has been permanently disabled, then, and in either of such events, Employee will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the directors and officers of Employer, and he shall receive his annual compensation for the balance of the term of this Agreement in such installments as he shall then be currently receiving. Compensation during any period of disability shall be adjusted for reimbursement from any disability insurance paid for by Employer.

     EIGHTH: DEATH: In the event of Employee's death during the term of this Agreement, the Employer shall pay to Employee's designated beneficiary or beneficiaries, or, in default of such designation, to his estate, the annual salary due for the balance of the Agreement prorated for any partial year thereof and payable in a lump sum within ninety (90) days from the date of his death.

     NINTH: EARLY TERMINATION: This Agreement may be terminated prior to the end of the Term provided in paragraph FIRST under and subject to the following conditions:

          a) Employee shall have the right to terminate this Agreement during the Term by giving thirty (30) days advance written notice. Upon the expiration of such notice period, Employee shall not be entitled to any further compensation hereunder.

b) In the event of any change in control of Employer from and after the date hereof, either Employer or Employee may, at his/its independent election, such election to be evidenced by written notice, terminate this Agreement. Effective upon the giving of such notice, regardless of which party elects to give such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings. As used in this Paragraph THIRD, "change in control" means (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no change in control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities, or (ii) the sale of all or a substantial portion of the productive assets of Employer. For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

c)Employer may terminate this Agreement at any time without cause by giving thirty (30) days advance written notice to Employee. Effective upon the giving of such notice, Employer shall pay to Employee a sum equal to Employee's then current annual salary multiplied by the years (including fractional years) remaining in the Term of this Agreement prior to the giving of such notice, less any legally required withholdings.

d)Employer may terminate this Agreement at any time for cause by written notice. For purposes of this Agreement, "cause" shall include any one or more of the following:

     1. A material breach of any covenant, provision or condition of this Agreement by Employee.

     2. Commission by Employee of a felony or a crime involving moral turpitude.

     3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

          e) In the event of termination under subparagraphs (a) or (d) above, Employee hereby expressly agrees that the giving of such notice under such subparagraphs shall also constitute the termination and cancellation of any incentive stock options to purchase the common stock of Delaware Otsego Corporation Employee may then hold.

     TENTH: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

     ELEVENTH: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

     TWELFTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

     THIRTEENTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

     FOURTEENTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.

                                       DELAWARE OTSEGO CORPORATION

                                       By:   s/   Walter G. Rich
                                          -------------------------------------

                                       Title:      President
                                             ----------------------------------

                                       s/  William B. Blatter
                                       ----------------------------------------
                                       WILLIAM B. BLATTER

                          RIDER TO EMPLOYMENT AGREEMENT



This Rider to Employment Contract (hereinafter "this Rider") is entered into as of July 14, 1997 by and between William B. Blatter , (hereafter "Employee") and DELAWARE OTSEGO CORPORATION (hereafter "Employer").

WHEREAS, Employer and Employee entered into an Employment Agreement dated June 3, 1995 (hereinafter the "Employment Agreement"); and

WHEREAS, Employer and Employee, after receiving certain advice regarding the income tax treatment of certain payments that Employee may be entitled to receive under the Employment Agreement, wish to enter into this Rider for their mutual benefit;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, covenant and agree as follows:

 1. In the event of a termination of the Employment Agreement pursuant to the provisions of Section NINTH (b) or (c) upon or as a result of a change in control of Employer then, notwithstanding any inconsistent provisions of the Employment Agreement to the contrary, the amount to be paid to Employee by Employer shall be equal to 2.99 times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Employee during any calendar year in each of the three calendar years immediately prior to the change in control. In addition, the Employer shall continue to provide the Employee for a period of 2.99 years after such termination with health, hospitalization and medical insurance as were provided at the time of the termination, at the Employer's expense. In making such payment, Employer shall cooperate with Employee, at Employee's election, in deferring payment of part or all of such sum over a period of three calendar years.

2. Notwithstanding the foregoing, prior to the payment of any amount payable as set forth above, the certified public accountants of the Employer immediately prior to the change in control, (the "Certified Public Accountants") shall determine as promptly as practical and in any event within 20 business days following such termination the deductibility of any payment or distribution by the Employer to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of the Employment Agreement, this Rider or otherwise) (the "Agreement Payments") by the Employer for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Certified Public Accountants will determine the amount, if any, that the Agreement Payments shall be increased or decreased to maximize the aggregate present value of Agreement Payments without causing any portion of such Agreement Payments to be nondeductible by the Employer because of said Section 280G of the Code.

3. If under paragraph 2 of this Rider the Certified Public Accountants determine that any adjustment to the Agreement Payments is required, the Employer shall promptly give the Employee notice to that effect and a copy of the detailed calculation thereof , together with a statement showing which and how much of the Agreement Payments shall be adjusted.

4. As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may be made by the Employer which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Employer could have been made ("Underpayment"), in each case, consistent with the determination made by the Certified Public Accountants under paragraph 2 and 3 of this Rider. In the event that advice and determination of the Certified Public Accountants under paragraphs 2 and 3 is followed by Employer and Employee and the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service, determines that an Overpayment has been made, then the Employer shall make additional payments to Employee sufficient to (i) reimburse Employee for his expenses, if any, for representation before the Internal Revenue Service, and (ii) result in the net payment received by Employee after income taxes, after consideration of any additional tax, interest or penalties imposes by the Internal Revenue Service, being equal to the amount Employee would have received had no Overpayment been made. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Employer to or for the benefit of the Employee.

5. Payment by the Employer of the sums provided for herein, together with any wages earned prior to the termination of the employment Agreement, shall constitute full settlement of any land all claims which Employee may have against Employer. Employee and Employer shall, upon Employer's reasonable request, execute a mutual release of all claims.

6. Except as expressly set forth herein, the terms and conditions of the Employment

Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Rider on the 14th day of July, 1997.


DELAWARE OTSEGO CORPORATION                 Employee



by:      s/ Walter G. Rich                  s/ William B. Blatter
   -------------------------------          -----------------------------------
         President